Exhibit 99.1

Carl Paschetag To Be Named CFO of TRC

Windsor, CT — February 9, 2006 — TRC (NYSE:TRR) announced today that Carl Paschetag, Jr. has been named to succeed Harold Elston as Chief Financial Officer upon Mr. Elston’s retirement on April 30, 2006.

Mr. Paschetag joined TRC earlier this month after serving since 1997 in various roles including Vice President, Treasurer and Controller of Clean Harbors, Inc. (NASDAQ:CLHB), Braintreee, Massachusetts, a leading provider of environmental and hazardous waste management services throughout North America.  As a member of Clean Harbors’ senior management team, Mr. Paschetag was involved in all aspects of finance, including budgeting, reporting, cash management, integration of acquisitions, and refinancings.  From 1994 to 1997, he was Controller of Cambridge Energy Research Associates, Cambridge, Massachusetts, a leading advisor to international energy companies, governments, financial institutions, and technology providers, where he managed the accounting department during a period of rapid growth.

“Carl Paschetag’s impressive record of accomplishment in senior finance positions with leading companies in our industry makes him ideally suited for his new responsibilities at TRC,” said Chris Vincze, CEO.  “With his many years of directly relevant experience, we expect Carl to contribute significantly as we build a high-performance organization and implement strategic initiatives for the future.  We welcome Carl to TRC’s management team.”

From 1988 to 1994, Mr. Paschetag served as Controller with Draka USA Corporation and B.I.W. Cable Systems, Inc.  Earlier, he served in various senior auditing positions with KPMG Peat Marwick and Coopers & Lybrand.  Paschetag earned a B.B.A. in Accounting from the University of Texas in 1982 and a C.P.A. in 1985.

About TRC

TRC is a customer-focused company that creates and implements sophisticated and innovative solutions to the challenges facing America’s environmental, infrastructure, power, and transportation markets. The Company is also a leading provider of technical, financial, risk management, and construction services to commercial and government customers across the country. For more information, visit TRC’s website at www.TRCsolutions.com.

Forward-Looking Statements

Certain statements in this press release may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these statements by forward-looking words such as “may,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” or other words of similar import. You should consider statements that contain these words carefully because they discuss our future expectations, contain projections of our future results of operations or of our financial condition, or state other “forward-looking” information. We believe that it is important to communicate our future expectations to our investors. However, there may be events in the future that we are not able to accurately predict or control and that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those discussed as a result of various factors, including, but not limited to, the availability and adequacy of insurance, the uncertainty of our operational and growth strategies, the challenges inherent in integrating newly acquired businesses, regulatory uncertainty, the availability of funding for government projects, the level of demand for the Company’s services, product acceptance, industry-wide competitive factors, the ability to continue to attract and retain highly skilled and qualified personnel, recent changes in the Company’s senior management,  the results of outstanding litigation, risks arising from either failure to identify, or from identified material weaknesses in our internal controls over financial reporting or our inability effectively to remedy such weaknesses, our inability to comply with the terms of our credit facility and our lenders’ future unwillingness to waive our noncompliance, and general political or economic.  Furthermore, market trends are subject to changes, which could adversely affect future results. See additional discussion in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004, and other factors detailed from time to time in the Company’s other filings with the Securities and Exchange Commission.